UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2019

CROCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7477 East Dry Creek Parkway	80503
Niwot, Colorado
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	CROX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 4, 2019, Crocs, Inc. (the “Company”) closed its previously announced underwritten public offering (the “Offering”) in which certain investment funds affiliated with The Blackstone Group Inc. (the “Selling Stockholders”) sold 6,864,545 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, to Morgan Stanley & Co. LLC (“Morgan Stanley”) at a price of $35.54 per Share.

In connection with the Offering, the Selling Stockholders and the Company entered into an underwriting agreement, dated as of October 30, 2019 (the “Underwriting Agreement”), with Morgan Stanley. Subject to the terms and conditions stated in the Underwriting Agreement, Morgan Stanley agreed to purchase, and the Selling Stockholders agreed to sell to Morgan Stanley, the number of Shares set forth opposite each Selling Stockholder’s name in Schedule I thereto. The Company did not receive any proceeds from the sale of the Shares by the Selling Stockholders.

The Offering was made pursuant to a prospectus supplement, dated October 30, 2019, to the prospectus, dated October 30, 2019, included in the Company’s registration statement on Form S-3 (File No. 333-234383), which was filed with the Securities and Exchange Commission on October 30, 2019 and which was automatically effective upon filing.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Shares by the Selling Stockholders to Morgan Stanley, indemnification and contribution obligations and other terms and conditions typical to agreements of this type.

The above description of the Underwriting Agreement does not purport to be a complete summary of and is subject to and qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 30, 2019, by and among Crocs, Inc., the Selling Stockholders named in Schedule I thereto and Morgan Stanley & Co. LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: November 4, 2019	By:	/s/ Anne Mehlman
Anne Mehlman
Executive Vice President and Chief Financial Officer